LICENSE AGREEMENT

This License Agreement (this "Agreement") is made and effective of the 30th day of June, 2012 (the "Effective Date"),

BETWEEN

PRIVATE TRADING SYSTEMS PLC,

a company incorporated pursuant to the laws of England and Wales, with its principal place of business located at 271 St Albans Road, Hemel Hempstead, Hertfordshire HP2 4RP, United Kingdom (the “LICENSOR”)

AND

PREVENTIA INC.,

a company incorporated pursuant to the laws of the State of Nevada, with its principal place of business located at 36 Toronto St., Suite 1150, Toronto, Ontario M5C 2C5 Canada (the "LICENSEE").

WHEREAS the LICENSOR is the sole owner of, and has the exclusive worldwide right and title to use, license, exploit and enforce, a trading system designed to facilitate the trading of instruments, investments, securities and assets between buyers and sellers in a trading environment (the “System”, which term shall include all modifications, enhancements, updates, and other changes and versions, as created by or on behalf of the LICENSOR, existing now and in the future, in whole and in part);

AND WHEREAS the LICENSEE desires to use, sub-license, enforce and otherwise exploit the System and the LICENSOR desire to grant a license to the LICENSEE to allow such use, sub-licenses and exploitation;

AND WHEREAS the LICENSOR and the LICENSEE desire to confirm the terms of the aforementioned license;

NOW THEREFORE in consideration of the mutual covenants and agreements set forth herein, the parties hereto (each a “Party” and collectively, the “Parties”) hereby covenant and agree as follows:

GRANT OF LICENSE

1.

License – The LICENSOR hereby grants to the LICENSEE a personal, non-transferable, exclusive license (the "License"), throughout the universe and for the duration of the Term (as defined below), to use, sub-license, enforce and otherwise exploit the System and all intellectual property incorporated therein and related thereto (collectively, the “System IP”, which term includes but is not limited to the registered and pending patents listed in Schedule “A”) and the LICENSEE hereby accepts such grant, subject to the terms and conditions hereinafter set forth.

2.

Standards of Use – Throughout the Term (as defined below), the LICENSEE shall   endeavour to set quality standards to match or exceed those of the LICENSOR.

3.

 System Provider - Throughout the Term and provided a reasonable rate and other terms can be agreed upon and Private Trading Systems Corp. (a wholly-owned subsidiary of the LICENSOR) has the capability, the LICENSEE shall contract and otherwise use Private Trading Systems Corp. to manage and otherwise operate the System for sub-licensees and other users thereof.

4.

 Sub-Licenses – No sub-license granted by the LICENSEE may be entered into by the LICENSEE for a term longer than that of the License granted herein.

5.

 Audits – The LICENSEE shall permit the LICENSOR to, at any time and upon reasonable notice, review and inspect the books and records of the LICENSEE as they relate to this Agreement, or as they may be required in order for the LICENSOR to ascertain any facts relative to any claim against the LICENSEE. The LICENSEE shall provide the LICENSOR, and/or its authorized representatives, such information and assistance as reasonably requested in order to perform such audits. If any such audit reveals an inadequacy or insufficiency of the LICENSEE's performance of its obligations under this Agreement resulting in under-payment of amounts owing pursuant to Section 6(b), below, in excess of five percent (5%), then the cost of such audit shall be borne by the LICENSEE.

FEES AND PAYMENT

6.

License Fees – Subject to Section Error! Reference source not found., the LICENSEE shall pay to the LICENSOR, as full and complete payment for the License granted hereunder, the greater of:

(a)

two million dollars (USD $2,000,000) per year, payable quarterly in equal installments, with the first such payment due and payable on or before the 1st day of October, 2012; provided however that the payments for the first quarter (ending September 30, 2012) and last quarter (as applicable) shall be pro-rated, as ; and

(b)

fifty percent (50%) of gross revenues earned and received by the LICENSEE in connection with the use, sub-licensing, enforcement and/or other exploitation of the System and/or the System IP less amounts paid by the LICENSEE to legal counsel and other third parties (such as experts) with respect to litigation or other enforcement proceedings as such litigation and/or enforcement proceedings pertain to the enforcement of the System IP.

For clarity, amounts paid by the LICENSEE to the LICENSOR pursuant to subsection (a) shall be set off against amounts payable pursuant to subsection (b).

TERM AND TERMINATION

7.

Term – Subject to the terms and conditions of this Agreement, the License shall take immediate effect as of the Effective Date and shall subsist for a period of five (5) years thereafter (the “Initial Term”); provided however that the LICENSEE may upon notice (such notice to be in writing no less than sixty (60) days notice prior to the end of the then-applicable Term) renew the License for up to two (2) additional five (5) years terms (each an “Additional Term”, and together with the Initial Term, the “Term”) on such terms as are mutually agreed between the Parties or, if no such terms are agreed upon, on terms identical to those contained herein save and except for an increase in the amount payable pursuant to Section 6(a) in accordance with and pursuant to the applicable rate listed in the Canadian Consumer Price Index ("CPI") as of the renewal date.

8.

Breach – Either Party may forthwith, without prior notice to the other Party, in its sole discretion, terminate this Agreement by notice to such effect to the other Party if the other party commits a breach of any term or condition of this Agreement and, if such breach is capable of remedy, fails to remedy the same within thirty (30) days after notice from the Party not in breach setting out the nature of such breach and demanding that the same be remedied.

9.

Termination by LICENSEE – The LICENSEE may terminate this Agreement at any time, for any or no reason, upon thirty (30) days written notice to the LICENSOR.

10.

Termination by LICENSOR – This Agreement may be terminated by the LICENSOR, effective immediately upon notice thereof, if and when the LICENSEE fails to pay any of the fees due hereunder within ten (10) business days after the due date for payment of such fees, except where such failure is the result of circumstances beyond the reasonable control of the LICENSEE.

11.

Termination by EITHER PARTY – This Agreement may be terminated by either Party, effective immediately upon notice thereof, upon the occurrence of any of the following events:

(a)

the other Party fails to perform or fulfill any term or obligation of this Agreement in the time and manner provided, and if such default shall continue for thirty (30) days after written notice thereof;

(b)

the other Party becomes insolvent, a receiver, liquidator or administrator is appointed, or makes an assignment for the benefit of creditors, is adjudged bankrupt, or if a receiver or trustee of the property of the other Party shall be appointed; or

(c)

the other Party sells, or otherwise disposes of, all or substantially all of the other Party’s business or assets to a third party or parties.

12.

Effect of Termination – Subject to Sections 13 and 14, upon expiry or termination of this Agreement, the LICENSEE shall immediately cease any and all use, sub-licensing, enforcement and other exploitation of the System and the System IP and the obligation of the LICENSEE to pay any amount owing pursuant to Section 6(a) shall immediately cease and desist; provided however that amounts due to the LICENSOR pursuant to Section 6 immediately prior to the termination/expiry shall be paid by the LICENSEE, on a pro rata basis, within 10 (ten) business days of this agreement being terminated.

13.

Prior Rights & Obligations – No termination of this Agreement, for whatever reason, shall affect any right or obligation of either Party which has accrued prior to the date of such termination; provided however that the license(s) and permissions granted hereunder shall immediately terminate and the LICENSEE shall have no further right to use or sub-license the System or the System IP except as otherwise expressly permitted herein except that in the event litigation or other enforcement proceedings have commenced prior to notice of termination, the LICENSEE shall have the option, but not the obligation, to continue to pursue such enforcement proceedings and to enjoy the benefits of same as if the License and/or this Agreement had not been terminated. In the event of such litigation and/or enforcement proceedings proving successful, the LICENSEE shall comply with the terms under Section 6, License Fees, as if the Agreement had not been terminated.

14.

Destruction / Return of Materials – If this Agreement is terminated pursuant to Sections 8, 9, 10 or 11, the LICENSEE shall immediately destroy and/or return (at the LICENSOR’S discretion and expense) all System IP in its possession and/or control.

15.

Miscellaneous Termination Provisions – Further, and without limiting the generality of the foregoing, in the event this Agreement is terminated or expires:

(a)

the LICENSEE shall have no right to preclude the LICENSOR from immediately using or licensing others to use the IP; and

(b)

the LICENSEE shall provide the LICENSOR, within fifteen (15) days after notice of termination or non-renewal (as applicable), a statement indicating all sub-licenses, enforcement proceedings and other agreements for and pertaining to the System and/or the System IP then ongoing.

WARRANTIES AND REPRESENTATIONS

16.

LICENSOR's Authority – The LICENSOR represents and warrants that: (i) it is a corporation duly organized, validly existing and in good standing under the laws of England and Wales and has all requisite corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby; (ii) all requisite corporate action on the part of the LICENSOR has been completed for the authorization of the execution and delivery of this Agreement and the performance of the other transactions hereunder; (iii) this Agreement is, and such other transactions will be, valid and binding obligations of the LICENSOR, enforceable in accordance with their respective terms; and (iv) the execution and delivery of this Agreement by the LICENSOR and the consummation of the transactions contemplated hereby do not and will not violate the provisions of the LICENSOR's Articles of Incorporation or By-Laws or the provisions of any note of which the LICENSOR is the maker or of any indenture, agreement, or other instrument to which the LICENSOR is a party.

17.

Title to Licensed Intellectual Property – The LICENSOR represents and warrants that the LICENSOR is the sole owner of the System and the System IP, including but not limited to the registered and pending patents listed in Schedule "A". Further, the LICENSOR knows of no right held by any third party adverse to the grant of the License hereunder for use of the System and the System IP.

18.

System – The LICENSOR represents that the System is made available to the LICENSEE in its current state and may be require modifications and enhancements (‘System Amendments’). Such System Amendments shall be agreed as between the parties to this Agreement and any delay in completing such System Amendments shall not invalidate any other terms of this Agreement.

19.

LICENSEE's Authority – The LICENSEE represents and warrants that: (i) it is a corporation duly organized, validly existing and in good standing under the laws of Ontario and has all requisite corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby; (ii) all requisite corporate action on the part of the LICENSEE has been completed for the authorization of the execution and delivery of this Agreement and the performance of the other transactions hereunder; (iii) this Agreement is, and such other transactions will be, valid and binding obligations of the LICENSEE, enforceable in accordance with their respective terms; and (iv) the execution and delivery of this Agreement by the LICENSEE and the consummation of the transactions contemplated hereby do not and will not violate the provisions of the LICENSEE's Articles of Incorporation or By-Laws or the provisions of any note of which the LICENSEE is the maker or of any indenture, agreement, or other instrument to which the LICENSEE is a party.

20.

Acknowledgment of LICENSEE – The LICENSEE acknowledges that the LICENSOR has made no warranties or representations, other than as set forth in Sections 16, 17 and 18, to induce the LICENSEE to enter into this Agreement, including without limitation, any statement with respect to the validity, enforceability or coverage of the System IP.

INDEMNIFICATION

21.

Indemnification by LICENSOR – The LICENSOR shall indemnify the LICENSEE and its officers, directors, employees, and/or agents (collectively, the “LICENSEE Indemnified Parties”) and hold them harmless against liabilities, including but not limited to any and all claims, demands, causes of action, governmental investigations and judgments (including reasonable attorneys’ fees, expert fees, court costs, and accountants costs) brought by a third party alleging that the LICENSEE's use or other exploitation of the System IP, as authorized under and in accordance with this Agreement, infringes such third party's intellectual property rights, provided that: (i) the LICENSEE gives the LICENSOR notice of the claim within fifteen (15) business days after notification of such a claim; (ii) the LICENSEE permits the LICENSOR to undertake and conduct the defense of such claim with attorneys of its own selection; and (iii) the LICENSOR shall have no duty to indemnify the LICENSEE Indemnified Parties to the extent such claims arise from the LICENSEE's breach of this Agreement or any negligence on the part of the LICENSEE.

22.

Indemnification by LICENSEE – The LICENSEE shall indemnify the LICENSOR and its officers, directors, employees, and/or agents (collectively, the “LICENSOR Indemnified Parties”) and hold them harmless against liabilities, including but not limited to any and all claims, demands, causes of action, governmental investigations and judgments (including reasonable attorneys’ fees, expert fees, court costs, and accountants costs) brought by a sub-licensee alleging breach of said sub-license, provided that: (i) the LICENSOR gives the LICENSEE notice of the claim within fifteen (15) business days after notification of such a claim; (ii) the LICENSOR permits the LICENSEE to undertake and conduct the defense of such claim with attorneys of its own selection; and (iii) the LICENSEE shall have no duty to indemnify the LICENSOR Indemnified Parties to the extent such claims arise from the LICENSOR's breach of this Agreement or any negligence on the part of the LICENSOR.

INFRINGEMENT

23.

Notification of Infringement – The Parties shall immediately notify each other in writing of any actual or alleged infringement, misappropriation or imitation by third parties of the System IP. Promptly after the LICENSOR becomes aware of any actual or alleged infringement, misappropriation or imitation of the System IP, it shall evaluate the matter; however, the LICENSEE shall have no obligation to take any action and shall have the sole right to determine whether or not any action shall be taken on account of any such infringement, misappropriation or imitation. The LICENSOR shall not take any action on such account without obtaining the prior express written permission of the LICENSEE.

24.

Cooperation – Each Party shall reasonably cooperate with each other and provide any documents and personnel reasonably necessary for the other Party to confirm its respective right, title and interest in and to System IP and for the applicable Party to defend or enforce the System IP in any litigation or proceeding. If deemed necessary or desirable by the LICENSEE, the LICENSOR shall join the LICENSEE as a party to any such litigation it brings.

GENERAL

25.

Confidentiality – During the term of this Agreement, either Party may have access to certain confidential and proprietary information of the other Party, including but not limited to business plans, proposed advertising, designs, sales records, financial data and manufacturers know-how. Recognizing that such information represents valuable assets and property of the disclosing Party and the harm that may befall the disclosing party if such information is disclosed, each Party agrees to hold such information in strict confidence and not to use or otherwise disclose such information to third parties without having received the prior written consent of the disclosing party. The obligation of confidentiality created herein shall not apply to: (i) information in the public domain, provided it did not come into the public domain through the unauthorized acts of the non-disclosing party; or (ii) information which was in the non-disclosing party’s possession prior to its disclosure to the non-disclosing party by the disclosing party. The parties further agree to treat this Agreement as confidential information and not to disclose the terms of this Agreement unless required to do so for compliance with laws, regulation or litigation proceedings. Without limiting the generality of any other term or condition of this Agreement, this Section 25 shall survive the termination or expiration of this Agreement.

26.

Governing Law & Jurisdiction. This Agreement and each of the documents contemplated by or delivered under or in connection with this Agreement are governed by and are to be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and treated in all respects as an Ontario contract.

27.

Entire Agreement – This Agreement constitutes the entire agreement between the parties hereto and wholly cancels, terminates and supersedes all previous negotiations, agreements and commitments, whether formal or informal, oral or written, with respect to the subject matter hereof.

28.

Amendments – No change or modification of this Agreement is valid unless it is in writing and signed by each party.

29.

Assignment – Neither Party shall assign, transfer or otherwise dispose of any of its rights or obligations under this Agreement, in whole or in part, without the prior written consent of the other Party; provided however that the LICENSEE may assign this Agreement and all of its rights and obligations, in whole, to a wholly-owned subsidiary of the LICENSEE. Upon such assignment, the assignee shall take the place of the original LICENSEE and shall be deemed to be the LICENSEE under this Agreement for purposes of enforcement and interpretation.

30.

Binding Effect and Enurement. This Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

31.

No Waiver – No failure to exercise or delay in exercising any right or remedy under this Agreement by either Party shall operate as a waiver thereof or of any other right or remedy which either Party may have hereunder, nor shall any single or partial exercise of such right or remedy preclude any further exercise thereof or of any other right or remedy which such Party may have hereunder.

32.

Remedies – The rights and remedies provided herein are cumulative and not exclusive of any rights and remedies provided by law, in equity or otherwise. Further, and without limiting the generality of the foregoing, each Party acknowledges and agrees that: (a) its failure to perform its obligations under this Agreement and its breach of any provision hereof, in any instance, shall result in immediate and irreparable damage to the other Party; (b) no adequate remedy at law exists for such damage; and (c) in the event of such failure or breach, the other Party shall be entitled as a matter of law to equitable relief by way of temporary, preliminary and permanent injunctions (in each case, without any requirement that the other Party post any bond or other security) and such other and further relief as any court of competent jurisdiction may deem just and proper, in addition to, and without prejudice to, any other relief to which such party may be entitled. Further, the Parties hereby irrevocably waive the application of the United Nations Convention on Contracts For the International Sale of Goods to the rights duties and obligations of the Parties under this Agreement.

33.

Notices – All notices, requests or other communications required or permitted to be given hereunder shall be in writing in the English language and shall be sent by registered letter, postage prepaid, fax (with confirmation by registered letter, postage prepaid) or email (with confirmation of receipt requested) to the other Party at its address first above written herein or to such other address as may from time to time be notified by one Party to the other in accordance with this Section 30.

34.

Severability. If any provision of this Agreement (in whole or in part) is found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not be in any way affected or impaired thereby.

35.

Execution – This Agreement (and any amendment, supplement, restatement or termination of this Agreement, in whole or in part) may be executed and delivered in any number of counterparts, by original or facsimile or digital copy (PDF), each of which when executed and delivered is an original and all of which taken together constitute one and the same original instrument.

IN WITNESS WHEREOF the parties have set their hands and seals as of the day first above written.

PRIVATE TRADING SYSTEMS PLC

Per: __________________________

    Name:

    Title:

Per: __________________________

    Name:

    Title:

PREVENTIA INC. Per: __________________________ Name: Title:

SCHEDULE "A": REGISTERED AND PENDING PATENTS*

▪

The trading system designed to facilitate the trading of instruments, investments, securities and assets between buyers and sellers in a trading environment (the "System"), together with the following patents:

▪

Country	Patent No.
United States of America	8,165,952

▪

All improvements thereof, including but not limited to modifications, additions, substitutions, derivatives, and deletions to the System (collectively, "Improvements")

*Further patents (registered and/or pending) pertaining to the System shall be licensed by the LICENSOR to the LICENSEE pursuant to this Agreement. In such event, this Schedule "A" shall be amended to reflect such additional intellectual property and the balance of this Agreement shall continue in full force and effect, unamended.